UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 23, 2003
Date of Report (Date of earliest event reported)

APPLERA CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-4389 (Commission File No.)	06-1534213 (IRS Employer Identification No.)

301 Merritt 7
Norwalk, Connecticut 06851
(Address of Principal Executive Offices, Including Zip Code)

(203) 840-2000
(Registrant’s telephone number, including area code)

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

The following exhibits are filed with this Report:

Exhibit No	Description

99.1	Press Release issued July 23, 2003, with respect to financial results for Applera and Applera’s Applied Biosystems Group.

99.2	Press Release issued July 23, 2003, with respect to financial results for Applera and Applera’s Celera Genomics Group.

Item 9. Regulation FD Disclosure and Information Provided under Item 12 (“Results of Operations and Financial Condition”).

On July 23, 2003, Applera Corporation (“Applera”) announced financial results for Applera and its business units for the fourth quarter of its 2003 fiscal year and for the full 2003 fiscal year. Attached hereto as Exhibit 99.1 and incorporated by reference herein is the text of a press release issued on July 23, 2003, with respect to financial results for the fourth quarter of fiscal year 2003 and for the full 2003 fiscal year of Applera and Applera’s Applied Biosystems Group, and attached hereto as Exhibit 99.2 and incorporated by reference herein is the text of a press release issued on July 23, 2003, with respect to financial results for the fourth quarter of fiscal year 2003 and for the full 2003 fiscal year of Applera and Applera’s Celera Genomics Group.

This information is furnished under Item 9 of Form 8-K, as well as Item 12 of Form 8-K, “Results of Operations and Financial Condition,” in accordance with interim filing guidance provided by SEC Release No. 33-8216.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPLERA CORPORATION

By: /s/ Dennis L. Winger
       Dennis L. Winger
       Senior Vice President and
       Chief Financial Officer

Dated: July 23, 2003

EXHIBIT INDEX

Exhibit No	Description

99.1	Press Release issued July 23, 2003, with respect to financial results for Applera and Applera’s Applied Biosystems Group.

99.2	Press Release issued July 23, 2003, with respect to financial results for Applera and Applera’s Celera Genomics Group.